GEORGE E. COLE(R)          No. 1201 REC
LEGAL FORMS                February 1996

          INDUSTRIAL BUILDING LEASE

CAUTION: Consult a lawyer before using or acting under this form. Neither the publisher nor the seller of this form makes any warranty with respect thereto, including any warranty of merchantability or fitness for a particular purpose.

----------------------------------------
            TERM OF LEASE
  BEGINNING                ENDING          Above Space for Recorder's use only
----------------------------------------

   7/l/97                 6/30/02

-------------------------------------------------------------------------------
 MONTHLY RENT          DATE OF LEASE               LOCATION OF PREMISES
-------------------------------------------------------------------------------

   $3,213.00              4/30/97           #410, #415, 888 E. Belvidere Rd.,
                                                   Grayslake, IL 60030

-------------------------------------------------------------------------------

      SECURITY DEPOSIT: $3,213.00                   PURPOSE

-------------------------------------------------------------------------------

                               OFFICE/WAREHOUSE

-------------------------------------------------------------------------------


              LESSEE                                   LESSOR

NAME      . Allscrips, Inc.             NAME    . G2 Limited Partnership
ADDRESS   . 2401 Commerce Drive         ADDRESS . 888 E. Belvidere Road, #302
CITY      . Libertyville, IL 60048      CITY    . Grayslake, IL 60030
            Michael Cahr, Pres. & CEO
            (B) 680-3515
Night      -Fred Flude: 548-2724
  Contacts -Andreas Schmalz: 548-7443



In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

                        LEASE COVENANTS AND AGREEMENTS

1. RENT. Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

2. CONDITION AND UPKEEP OF PREMISES. Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this Lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

3. LESSEE NOT TO MISUSE; SUBLET; ASSIGNMENT. Lessee will not allow Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same, or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in Premises acquired through this lease, and will not permit Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

4. MECHANIC'S LIEN. Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or an portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

5. INDEMNITY FOR ACCIDENTS. Lessee covenants and agrees that he will protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provision hereof.

6. NON-LIABILITY OF LESSOR. Except as provided by Illinois stature, Lessor shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

7. WATER, GAS AND ELECTRIC CHARGES. Lessee will pay, in addition to the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

8. KEEP PREMISES IN REPAIR. Lessor shall not be obliged to incur any expense for repairing any improvements upon said demised premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from failing temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

9. ACCESS TO PREMISES. Lessee will allow Lessor free access to the Premises for the purpose of examining or exhibiting the same, or to make any repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and To Rent", and will not interfere with the same.

10. ABANDONMENT AND RELETTING. If Lessee shall abandon or vacate the Premises, or if Lessee's fight to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit, subject to Illinois statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

11. HOLDING OVER. Lessee will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of ONE HUNDRED SEVENTY FIVE Dollars ($175.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

12. EXTRA FIRE HAZARD. There shall not be allowed, kept, or used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

13. DEFAULT BY LESSEE. If default be made in the payment of the above rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, Lessor may at any time thereafter at his election declare said term ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due, and shall have a valid and first lien upon all personal property which Lessee now owns, or may hereafter acquire or have an interest in, which is by law subject to such distraint, as security for payment of the rent herein reserved.

14. NO RENT DEDUCTION OR SET OFF. Lessee's covenant to pay rent is and shall be independent of each and every other covenant of this lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

15. RENT AFTER NOTICE OR SUIT. It is further agreed, by the parties hereto, that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

16. PAYMENT OF COSTS. Lessee will pay and discharge all reasonable costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease.

17. RIGHTS CUMULATIVE. The rights and remedies of Lessor under this lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

18. FIRE AND CASUALTY. In case the Premises shall be rendered untenantable during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or casualty.

19. SUBORDINATION. This lease is subordinate to all mortgages which may now or hereafter affect the Premises.

20. PLURALS; SUCCESSORS. The words "Lessor" and "Lessee" wherever herein occurring and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

21. SEVERABILITY. Wherever possible each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

                                    Page 3                          No. 1201-REC

  If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

  This lease consists of 3 pages numbered 1 to 3, including a rider consisting of 3 pages, identified by Lessor and Lessee.

IN WITNESS WHEREOF, the parties hereto have executed this instrument this day and year first above written.

  LESSEE                                    LESSOR
  ------                                    ------
  /s/ Michael Cahr                          /s/ Jack Anderson             (SEAL)
  ----------------------------------        ------------------------------------
  FOR: Allscrips, Inc                       FOR: G2 Limited Partnership
       Michael Cahr, President & CEO             OOB Corp.                (SEAL)
  ----------------------------------        ------------------------------------

                                                 General Partner
    Please print or type name(s)                 Jack Anderson, President (SEAL)
    below signature(s).                     ------------------------------------

                                            ------------------------------(SEAL)

                             ASSIGNMENT BY LESSOR
  On this ______________________, 19 ___________, for value received, Lessor hereby transfers, assigns and sets over to __________________, all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable prior to ___________________________________________,
19 __________.


                                            ------------------------------(SEAL)

                                            ------------------------------(SEAL)

                                   GUARANTEE
  On this ______________________, 19 ___________, in consideration of Ten
Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above Lease.

                                            ------------------------------(SEAL)

                                            ------------------------------(SEAL)


State of Illinois, County of ___________________________ ss.

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that

                   --------------------------------------------------------
IMPRESS personally known to me to be the same person __ whose name _______________________ subscribed to the foregoing
   SEAL instrument, appeared before me this day in person, and acknowledged that __ he __ signed, sealed and delivered the
   HERE said instrument as ______________ free and voluntary act, for the uses and purposes therein set forth, including the release and waiver of right of homestead.

                   GIVEN under my hand and official seal this _________________ day of _______________________, 19 _____________.

Commission expires ________________________, 19 _________.

                                    Page 4                          No. 1201-REC

This document was prepared by            PLATFORD CORPORATION
                              --------------------------------------------------
                                  (Name and Address)

Mail to:                               888 E. BELVIDERE ROAD, #302
         -----------------------------------------------------------------------
           (Name and Address)

                                        GRAYSLAKE, ILLINOIS 60030
         -----------------------------------------------------------------------
           (City)                                        (State)      (Zip Code)

Or Recorder's Office Box No.
                            ----------------------------------------------------

Legal Description:












Permanent Real Estate Index Number(s)
                                     -------------------------------------------

Address(es) of Real Estate:
                            ----------------------------------------------------


                                    Page 5                          No. 1201-REC

     This rider is attached and made part of this lease between Allscrips, Inc. hereinafter referred to as Lessee) and G2 Limited Partnership (hereinafter referred to as Lessor) dated July 1, 1997.

GENERAL RIDER PROVISIONS

1) Lessee agrees that upon request of the Lessor in writing, it will subordinate this lease to the lien of any first mortgage upon the premises to any lender.

2) There will be a real estate tax stop of $1.00 per square foot. The Lessor will pay the first $1.00 per square foot, any amount over the tax stop will be billed to the Lessee and paid by the Lessee in the month following billing as additional rent.

3) The term of this lease is five (5) years from the beginning date of this lease, or May 1, 1997 (which shall consider the anniversary date of this lease). During the term of this lease the monthly rent will escalate as follows:

     On July 1, 1999 to a new monthly rate of $3,270.00
     On July 1, 2000 to a new monthly rate of $3,329.00
     On July 1, 2001 to a new monthly rate of $3,390.00

4) It is the Lessor's understanding that Lessee's business operates within the bounds of a "Standard Insurance Rating" with regard to Lessor's building risk. If at any time Lessor's building insurance risk policy becomes rated above standard insurance risk because of Lessee's operation, Lessee agrees to pay the above difference as additional rent.

5) LIABILITY INSURANCE: Lessee shall maintain General Public Liability Insurance in an amount not less than $1,000,000/$2,000,000 naming Lessor and Owner as insured in addition to Lessee. Lessee shall furnish evidence of such insurance to Lessor within 30 days of execution of this lease.

6) Lessee understands that he will be responsible for maintaining the space and conforming to the laws, rules, and regulations of government bodies, agencies and the Condominium Association with regards to space use and light industrial zoning. Lessee will be responsible for any expenses necessary to conform to said rules, regulations, and laws due to any violation as a result of his business operations. Lessor has provided Lessee a complete set of Rules and Regulations, which Lessee hereby agrees to comply with.

7) Lessee understands that they have no right to participate in any condemnation proceeds or awards.

8) Lessee shall be responsible for providing his own scavenger service. Lessee agrees that whatever container or containers used to this end must remain inside Lessee's building. Lessee also agrees not to store any materials or equipment of any kind outside the building. If Lessee leaves his dumpsters or any other materials or debris outside he will be warned in writing for the first violation. Thereafter, Lessee will be subject to a $25/per day assessment for violation of this clause. This amount shall be deemed to be an additional rent due and payable with the following month's rent after receipt of said assessment.

9)   A security deposit will not be required during the term of this lease.

10) All rental payments to be received by G2 Limited Partnership, 888 E. Belvidere Road, #302, Grayslake, Illinois 60030, by the tenth of each month. A late charge of $10.00 per day per missing payment will be charged to the Lessee for rental payments received after the due date.

11) There will be a $30.00 charge to the Lessee for any rental payments returned to Lessor for any reason.

12) Lessee must notify all utility company's of tenant change invoicing information prior to taking possession of above premises. Lessee will be responsible for all utility charges (Gas, Water, Electric) during the period of occupancy.

13) Lessee accepts the space on an "as is" condition and shall be responsible for all maintenance, repairs in accordance with Paragraph 2 of the standard industrial building lease and janitorial on the interior of the demised premises. The Lessor shall be responsible for all structural repairs including any repairs to the roof unless said repairs to the structure or roof are caused by Lessee's business operation or negligence. Tenant shall make all repairs to the Leased Premises which are not the obligation of the Landlord set forth above. Particularly, Tenant shall keep and maintain the entire interior of the Leased Premises in clean and sanitary and in good condition and repair, including, without limitation, necessary interior painting (colors to be approved by Landlord). Tenant shall also keep in good condition and repair the exterior covering of the floor. Tenant's responsibility for those walls dividing the Leased Premises from other tenant's quarters shall be shared, jointly with such other tenants. Tenant shall also keep in good order and repair all utility and mechanical equipment located on the Leased Premises, including electric, lighting, gas, water and plumbing equipment except under- ground or covered pipes or conduits embedded in the concrete floor or Exterior Wall. Tenant's repair obligations hereunder shall include replacements. Tenant shall fully comply with all health and police regulations in force and shall conform with the rules and regulations of fire underwriters or their fire protection engineers. All repairs, replacements and restorations shall be of a quality at least equal to the original construction, and Landlord shall be sole judge of whether this standard of quality is met.

14) All of Lessee's proposed window coverings treatments, and signage are subject to Lessor's written approval prior to installation by Lessee.

15) ALTERATIONS. Tenant shall not create any openings in the roof or any wall, Tenant shall not make any alterations or additions to the Leased Premises without the prior written consent of Landlord which will not be unreasonably withheld. Tenant shall, after notice to Landlord and compliance with Point #14 of Rider hereof, make all additions, improvements, alterations and repairs on the Leased Premises and on and to the equipment thereof, required by any governmental authority or which may be made necessary by the act or neglect of any person, firm or corporation (public or private).

Upon completion of any work or on behalf of Tenant, Tenant shall provide Landlord with such documents as Landlord may require (including, without limitation, sworn contractor's statements and supporting lein waivers) evidencing payment in full for such work.

16) The Lessor agrees to build out the subject units as depicted in Exhibits A & B hereby made a part of this agreement, all build out to be completed prior to the beginning date of this lease. The Lessor and Lessee acknowledge that at the execution of this lease, the Lessor received from Lessee $20,989.00 in addition to the security deposit and first month's rent, said monies to be applied toward the build out of units #410 & #415. The parties further agree that the balance of construction costs ($83,956.00) have been amortized into this lease and it's corresponding monthly payment schedule.




LESSEE                                         LESSOR

Allscrips, Inc.                                G2 Limited Partnership
2401 Commerce Drive                            888 E. Belvidere Road, Unit #302
Libertyville, Illinois 60048                   Grayslake, Illinois 60030




/s/  Michael  E. Cahr                          /s/   Jack Anderson
----------------------------------             ---------------------------------
FOR: Allscrips, Inc.                           For:  G2 Limited Partnership
     Michael Cahr, President & CEO                   OOB Corp.
                                                     General Partner
                                                     Jack Anderson, President